Operating leases and commitments	11 Months Ended
Mar. 31, 2015
Leases, Operating [Abstract]
Operating leases and commitments

Note 11.  Operating leases and commitments

Operating leases

In July 2014, the Company entered into a 24–month lease agreement for office space located in Cornelius, North Carolina, terminating on June 30, 2016. Under the agreement, total annual rent is $24,000 with the option to renew the lease for two additional one year terms.

In April 2015, the Company entered into a new lease agreement for office space. The lease is for a three year term with monthly payments of $3,800 and requires a deposit of $10,000. As of March 31, 2015, the original lease for the existing office space had 14 months remaining on the existing two year agreement. The Company negotiated with the landlord to pay $16,000 for an eight month termination fee, which includes rent through May 15, 2015.

The operating leases provide for annual real estate tax and cost of living increases and contains predetermined increases in the rentals payable during the term of the lease. The aggregate rent expense is recognized on a straight-line basis over the lease term. The total lease rental expense was $19,613 for the period ended March 31, 2015.

Total future minimum payments required under the new operating lease are as follows.

Year Ending March 31,
2016	$41,800
2017	45,600
2018	45,600
2019	3,800
$136,800